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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (File No. 333-502 and File No. 333-2632).

                                        ARTHUR ANDERSEN LLP

Los Angeles, California
March 27, 1997